====================================================

                        SECURITIES AND EXCHANGE COMMISSIO


                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

                                 December 29, 2000
                        (Date of Earliest Event Reported)


                                 MSC GROUP, INC.
              -----------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)

                                 29/31 Gul Avenue
                                  Singapore City
                                 Singapore 629699
                     ----------------------------------------

                     (Address of principal executive offices)



                                 011 65 863 6626
                          ------------------------------
                         (Registrant's telephone number)


            Delaware                 0-29693                  52-2217569

            (State or other         Commission file         (IRS Employer
            jurisdiction of         Number                 Identification No.)
            incorporation)

                         EASTWARD ACQUISITION CORPORATION
                               1504 R Street, N.W.
                              Washington, D.C. 20009

                         --------------------------------
                         (Former name and former address)

            ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

                         (a) On December 29, 2000,
            pursuant to an Agreement and Plan of
            Reorganization between Eastward Acquisition
            Corporation ("Eastward"), a Delaware
            corporation, Milling Systems & Concepts
            Private Limited ("Milling Systems"), a
            Singapore corporation, and the owners of the outstanding shares of Milling Systems,
            Eastward acquired all the outstanding shares of common stock of Milling Systems from the shareholders thereof in an exchange for an aggregate of 20,000,000 shares of common stock of Eastward (the "Acquisition"). By virtue of the Acquisition, Milling Systems became a wholly-owned subsidiary of Eastward.

                         The Acquisition is intended to
            qualify as a reorganization within the
            meaning of Section 368(a)(1)(B) of the
            Internal Revenue Code of 1986, as amended.

                         In connection with the
            Acquisition, Eastward repurchased at par value, 4,500,000 shares of its outstanding common stock, the prior officer and director of Eastward resigned, new officers and directors of the Company were appointed and elected, and Eastward changed its name to MSC Group, Inc. ("MSC Group" or "the Company" or the "Registrant").

                         A copy of the Acquisition
            Agreement is filed as an exhibit to this report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

                          (b) The following table
            contains information regarding the
            shareholdings of MSC Group's current
            directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days hereof):

                              Number of
                              Shares of           Percent of
                              Common Stock        Common
                              Beneficially        Stock
           Name               Owned  (1)          Beneficially Owned  (2)

      Wee Yue Chew             1,000,000               4.9%
      Chairman, Director

      Mok Siong Cheak (3)      6,745,000              32.9%
      President, Chief
      Executive Officer,
      Director

      Dr. Lee Keng Ho (4)      1,000,000               4.9%
      Vice President,
      Software, Director

      Chan Tow Boon (4)          500,000                2.4%
      Secretary, Treasurer,
      Vice President-Legal

      Lee Sui Kum                 50,000                *
      Chief Financial Officer

      Lee Lay Sire             1,000,000                4.9%

      Milling Sytems &
      Concepts (Malaysia)
      Sdn. Bhd. (4)            1,000,000                 4.9%

      Wong Kum Ying            1,000,000                 4.9%

      All Success
      Enterprises Ltd.         1,000,000                 4.9%

      Hung Lea Ping (5)        3,000,000                14.6%

      MSC Power (S) Pte.       3,000,000                14.6%
      Ltd. (3)

      Global E-Trade Group     4,500,000                21.9%
      Limited (3)

      All executive officers
      and directors of the
      company as a group
      (6 persons)              9,000,000                 43.9%

            * Less than 1%
            (1)     Includes options and warrants which
                    are exercisable within 60 days of
                    the date of this report.
            (2)     Based upon 20,500,000 shares
                    outstanding as of the date of this
                    report.
            (3)     Includes 745,000 shares owned
                    directly by Mr. Mok, 3,000,000
                    shares owned by MSC Power (S) Pte.
                    Ltd. of which Mr. Mok  is a 50%
                    owner and of which he may be deemed
                    the beneficial holder and 4,500,000
                    shares owned by Global E-Trade Group
                    Limited of which Mr. Mok is 100%
                    owner and may be deemed the
                    beneficial  holder.
            (4)          Dr. Lee Keng Ho, a director of
                         the Company, and Chan Tow Boon,
                         a director of the Company each
                         own 33.33% of Milling Systems &
                         Concepts (Malaysia) Sdn. Bhd.
            (5)          Hung Lea Ping is the wife of
                         Mok Siong Cheak, the president
                         and a director of the Company,
                         and is also a 50% owner of MSC
                         Power (S) Pte. Ltd.

            ITEM 2.     ACQUISITION OR DISPOSITION OF
            ASSETS

                         (a) The consideration exchanged
            pursuant to the Acquisition Agreement was negotiated between Eastward and Milling
            Systems.  In evaluating the Acquisition,
            Eastward used criteria such as Milling
            Systems' ability to compete in the market place, its current and anticipated business operations, its management experience and business plan. Eastward had no assets or liabilities and in evaluating Eastward,
            Milling Systems placed a primary emphasis on Eastward's status as a reporting company under Section 12(g) of the Securities
            Exchange Act of 1934, as amended, and the facilitation of Milling Systems becoming a reporting company under the 1934 Act.

                         (b) The Company intends to
            actively develop the business strategies, operations and management teams of acquired or founded entities.

            THE COMPANY

                         Milling Systems, the
            wholly-owned subsidiary of MSC Group,
            was established to develop manufacturing solutions and concepts for use by the machine manufacturing industry, design and service centers, mold and die industry, jigs and tooling manufacturers. (All references to "the Company" include MSC Group and its subsidiary, Milling Systems). The Company has developed and is currently beginning manufacturing and distributing the MSC RP
            2000 and MSC Molding 2000 machines, used by the manufacturing industry for the production of prototypes. The MSC RP 2000 and the Molding 2000 consist of proprietary software, hardware, universal card interfaces, high-speed spindles, linear guides and related services.

                         Milling Systems is a new
            company without material sales, customers, or orders. The Company has recently finished the beta testing of its products and is only beginning marketing these products. The Company's development and operations are subject to the risks and competition inherent in the establishment of a new business enterprise.

                         There can be no assurance that
            the Company will be able to implement its business plan successfully and make a profit selling its products. There can be no assurance that the Company will be able to continue to manufacture the MSC System or that it will be able to produce and sell its products economically or in sufficient quantities to enable the Company to continue as a going concern.

            THE MSC RP AND MOLDING 2000 MACHINES

                         The Company's principal product
            is the MSC System. The MSC System is a high speed milling machine capable of producing a prototype, sample or specimen of any object from a 3-dimensional (3D) drawing within hours. These objects can be made of wood, wax, plastic, light allow or aluminum. The
            MSC System is comprised of a machine in
            which a high-speed machining spindle is
            housed on a moving arm and a revolving table mounted with a rotary guide, universal electronic interfaces, proprietary software and services. All components operate together to provide a system for producing a product by machining directly from vector, computer-assisted design (CAD) and postscript image files. The universal electronic interface is hosted on personal computers and functions to interface the machine with the operator and user system.
            Interface software can be adapted to
            accommodate most user CAD files or
            manufacturing machines.

                         The MSC System is intended to
            eliminate the problems of conventional
            manufacturing by producing direct machining codes to rapid prototyping or milling machines. Control cards and software produced with the MSC System can be used with conventional and older manufacturing equipment. The MSC System cards have an estimated life expectancy of over 20 years and are manufactured by Direct Motion Inc., a California corporation.

                         The Company believes that the
            MSC System is a user friendly prototype
            production system providing a reliable,
            accurate and user friendly alternative to competitive products. By using the MSC
            System, the customer can eliminate much of the equipment, floor space, operators and maintenance required for conventional prototyping production.

                         A basic MSC System, including a
            universal Interface card, control systems and a high speed-milling spindle retails for approximately $150,000. Other options like laser infer meters, dynamometers and encoders can be added for an additional cost of $10,000 to $30,000 each.

                         The MSC Molding 2000 machine is
            also a high speed milling machine that
            produces a mold or jig from plastic, light alloy or aluminum. Due to special features, the Molding 2000 can cut or mill and produce very small features that the traditional CNC
            (computerized numeric control) machines
            cannot execute.  The traditional CNC
            machines can only produce a single product during manufacturing per each individual run and the machines have to be reprogrammed to run for each productive cycle. This leads to increased labor and possibility of error.

            MANUFACTURING

                         The Company intends to use a
            Taiwan manufacturing company to manufacture the MSC RP and Molding units, internal modules, and spare parts at their factory located in Taichung, Taiwan on a ''as required" basis. The Company has at least one vendor for all components and multiple vendors for most components it utilizes. The loss of a supplier for any item manufactured by or purchased only from such vendor could have an adverse effect on the Company's operations. The universal interface card is based on the standard personal computer platform and consists of a combination of standardized and customized hardware and software modules. With the exception of the universal interface board (which links a computer to the machine), the Company has several sources for all purchased components within the MSC interface configuration.

                 The Company currently has one reliable vendor
            for the control and interface board, and plans to eliminate this board in the near future by developing a new feature to allow the interface cards to be plugged into the printer connector of a standard personal computer. Until the development of this technology, the loss of the supplier of the interface board could have a materially adverse effect on the Company's operations.

                         A continued supply of control
            cards is crucial to the success of the
            Company's business. Without control or
            interface cards, customers will not able to use the equipment, services and software supplied by the Company. The loss of the supply of control cards and other electronic parts would have a material adverse effect on the Company's operations.

            MARKETING

                         Companies which use computer
            based engineering drawings, documents, or records for design, function testing and visualization purposes for new products are considered prime prospects for the MSC
            System, regardless of the type of system used for creating or accessing the information. The Company believes the market for the MSC System is sizeable as manufacturing companies generate engineering drawings and have requirements for quick roll out of prototypes before manufacturing.

                         The Company also believes the
            need for a quick implementation from ideas to products will continue to grow as advances in technology progress with consumer demands for newer and more sophisticated products. The Company anticipates its customers to be generally large manufacturers or utility companies that produce complex mechanical and electrical products in industries, including the automobile, aerospace, shipbuilding, gas and oil, railroad, defense, and road construction industries. Many of these companies use CAD drawings for design and prototyping function of their products.

            SUBSIDIARIES

                         Milling Systems is the
            Company's sole subsidiary.

            CUSTOMERS

                         The Company has completed the
            final phase of beta testing of the MSC
            machines and software. Presently it has one user of its products, a design and rapid prototyping center in Taiwan, which uses the machines for functional tests of their capability and software friendliness.

                         The Company anticipates that it
            will expand its customer base to include newer customers. However, there can be no assurance that the Company will attract customers, or that existing customer relationships will continue.

            WARRANTY AND SERVICE

                         The Company intends to provide
            a 360-day warranty on all of its products.
            Thereafter extended maintenance contracts will be offered at typical rate of 7% of retail price per year. Maintenance service typically includes phone support, preventative maintenance, spare parts, software upgrades, and on-site service calls.

                         In most cases, the Company will
            provide spare parts, phone support, software upgrades and technical support and rely on a third party technical representative to provide on-site service. The Company has in discussions with a Singapore company to provide local and international service through their nationwide network of service centers.

            COMPETITION

                         The Company faces both indirect
            and direct competition. Indirect competition presents itself in the form of paper plotters, laser equipment and other products which can be used as part of the conventional prototyping production process.

                         Direct competitors are
            manufacturers of equipment which produce similar process machines. These include 3D
            Systems, Stratasys or Soligen (produced in
            USA), Toshiba, Hitachi (produced in Japan), and EOS sinter station (produced in Germany). The rapid prototyping manufactured by these companies use other methodology and development process and the Company believes that their products are more complex, larger, heavier, less accurate, and more expensive than the MSC System.

                         The Company believes that users
            of rapid prototyping machines must plan on evolution of new methods of making prototypes, which will need to be supported by new technology, hardware controllers, standards, specifications, and software modules. Further, the Company believes that neither the rapid prototyping industry nor the technology will become obsolete easily because there is a pressing need for large manufacturers to utilize advancement in new technology. However, there can be no assurance that newer technology will not be developed that will supplant the Company's products and reduce or eliminate their market.

            REGULATION

                         The Company's business is not
            subject to any special regulatory regime, other than general laws and regulations, such as employment and safety regulations that apply generally to manufacturers and distributors of industrial equipment. United
            States and Taiwan laws and regulations
            regarding importation, exportation, and
            customs will apply to any units imported from Taiwan or elsewhere.

            EMPLOYEES

                         As of November 1,2000, the
            Company had 8 full time employees and 6
            part-time employees.

            PATENTS, TRADEMARKS AND LICENSES

                         The Company intends to apply to
            the United States Patent Office for four patents. There can be no assurance that efforts to perfect the patents will be successful. Failure to perfect the patents may have a material adverse effect on the Company's business.

                         The Company intends to arrange
            to license other necessary technologies if so required. There is no assurance that third party licensing will be successful and the failure to do so may have an adverse effect on the Company's business.

            OFFICES

                         The Company leases 10,000
            square feet for its executive offices at 29/31 Gul Avenue, Singapore City, Singapore
            629699.  Its telephone number is 011 65 863
            6626 and its telecopy number is 011 65 863
            6606. The lease expires May 31, 2001, with an option to extend for three years. The lease rate, as of September 1, 2000, was $10,000 per month.

                         The Company intends to lease
            another 10,000 square feet of office and warehouse space at 29/31 Gul Avenue to store parts, conduct engineering operations, and perform small-scale assembly and administrative tasks in support of the MSC
            System. The lease rate, as of January 1, 2001, was $15,000 per month. The Company maintains an Internet Web site at www.msc.com.sg and at www.mscgroup-usa.com.
            The Company is currently testing its
            business-to-business portal at www.i-msc.com.

            LEGAL PROCEEDINGS

                         The Company is not involved in
            any lawsuits other than routine litigation incidental to ongoing business.

            DESCRIPTION OF SECURITIES

                         The Company's certificate of
            incorporation, by-laws and corporate
            governance are subject to the provisions of the Delaware General Corporation Law, as amended and interpreted from time to time.

            COMMON STOCK

                         The Company is authorized to
            issue 100,000,000 shares of common stock, $.0001 par value per share, of which 20,500,000 shares were outstanding as of the date of this report.

                         Holders of shares of common
            stock are entitled to one vote for each
            share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

                         Holders of common stock have no
            preemptive rights to purchase the Company's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the Common Stock.

            PREFERRED STOCK

                         The Company is authorized to
            issue 20,000,000 shares of preferred stock, $.0001 par value per share. As of the date of this report, there were no shares of preferred stock outstanding. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock.

            MARKET FOR THE COMPANY'S SECURITIES

                         There is currently no trading
            market for the Company's securities.  The
            Company intends to file a registration
            statement on Form SB-2, or such other form as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

                         After effectiveness of its
            registration statement, the Company intends to apply for quotation of its securities on the NASD OTC Bulletin Board. If the
            Company's securities are not quoted on the NASD OTC Bulletin Board, a security holder may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities.
            The over-the-counter market ("OTC") differs from national and regional stock exchanges in that it (1) is not cited in a single location but operates through communication of bids, offers and confirmations between broker-dealers and (2) securities admitted to quotation are offered by one or more broker-dealers rather than the "specialist" common to stock exchanges.

                         The market for OTC common stock
            is often characterized by low volume and broad price and volume volatility. The
            Company cannot give any assurance that a stable trading market will develop for its stock or that an active trading market will be sustained. Moreover, the trading price of the Company's common stock could be subject to wide fluctuations due to such factors as quarterly variations in operating results, competition, announcements of new products by the Company or its competitors, product enhancements by the Company or its competitors, regulatory changes, differences in actual results from those expected by investors and analysts, changes in financial estimates by securities analysts, and other events or factors.

                         In order to qualify for
            quotation on the NASD OTC Bulletin Board, an equity security must have one registered broker-dealer, known as the market maker, willing to list bid or sale quotations and to sponsor such a Company listing. If it meets the qualifications for trading securities on the NASD OTC Bulletin Board the Company's securities will trade on the NASD OTC Bulletin Board until such future time, if at all, that it applies and qualifies for admission for listing on the Nasdaq SmallCap Market. The Company may never qualify for trading on the NASD OTC
            Bulletin Board or listing on the NASD
            SmallCap Market.

                         When qualified, if ever (of
            which there can be no assurance), the
            Company intends to apply for quotation of its securities on the Nasdaq SmallCap
            Market.

                         In order to qualify for
            admission for listing on the Nasdaq SmallCap
            Market, an equity security must, in relevant summary, (1) be registered under the Securities Exchange Act of 1934; (2) have at least three registered and active market makers, one of which may be a market maker entering a stabilizing bid; (3) for initial inclusion, be issued by a company with $4,000,000 in net tangible assets, or $50,000,000 in market capitalization, or
            $750,000 in net income in two of the last three years (if operating history is less than one year then market capitalization must be at least $50,000,000); (4) have a public float of at least 1,000,000 shares with a value of at least $5,000,000; (5) have a minimum bid price of $5.00 per share;
            and (6) have at least 300 beneficial
            shareholders.

            TRANSFER AGENT

                         The Company's transfer agent is
            StockTrans, Inc., 7 East Lancaster Avenue,
            Ardmore, Pennsylvania 19003, 800/733-1121.

                                    MANAGEMENT

                         The following table sets forth
            certain information regarding the members of the Company's Board of Directors and its executive officers:

            Name                       Age                  Position

            Dr. Wee Yue Chew           54          Chairman,  Director

            Mok Siong  Cheak           42          President, Chief
                                                   Executive Officer,
                                                   Director

            Dr. Lee Keng Ho            56          Vice President,
                                                   Software, Director

            Chan Tow Boon              33          Vice President, Legal,
                                                   Director

            Miss Lee Sui Kum           39          Chief Financial Officer

                         All officers and directors of
            MSC Group, began their positions at the
            time of the Acquisition on December 29, 2000.
            All directors hold
            office until the next annual meeting of
            shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.
            Set forth below is a summary description of the business experience of each director and executive officer of the Company.

                         DR. WEE YUE CHEW serves as
            Chairman of the Board of the Company.  Dr.
            Wee has served as a director of Milling
            Systems and Chairman of its board of
            directors since September, 2000.  From
            December, 1999, to September, 2000, Dr. Wee was the founder and managing partner of WYC
            Business Consultants, an engineering and business consultancy located in Singapore.
            From July, 1992 to December, 1999, he was the Executive Vice President (Corporate
            Planning and General Affairs) of Excel Machine
            Tools Ltd ("Excel"), a company listed on the Singapore Exchange Securities Trading
            Limited ("SGX") where he served for more than 7 years. Dr. Wee was responsible for the listing of Excel on the main board of SGX in April, 1997 and the listing of Excel's Hungary operations on the Budapest and Munich Stock Exchanges in June, 1999.
            Dr. Wee currently serves as a member on
            various committees in the Institute of
            Technical Education, the Productivity and
            Standards Board, Singapore Precision
            Engineering & Tooling Association and
            Singapore Productivity Association. Dr. Wee serves as an independent director of Excel and a member of its audit committee. Prior to joining Excel, Dr. Wee was the Group
            Deputy Managing Director of Material
            Handling Engineering Ltd. from August 1989 to June, 1992, a company he helped to list on the SGX in 1989.

                         From August, 1969 to July,
            1989, Dr. Wee was a deputy director of the Singapore Productivity and Standards Board where he served for 20 years as a principal trainer and consultant. He was involved in promoting and implementing productivity practices to the Singapore government, government linked companies, NTUC linked companies and private sector companies such as SIA, OCBC, Singapore Telecom.

                         Dr. Wee received his Master of
            Business Administration (General Management) from the University of Bradford, United
            Kingdom in 1978.

                         MOK SIONG CHEAK serves
            as President, Chief Executive Officer and a director of the Company. Mr. Mok has served
            Chief Executive Officer and a director of Milling Systems since December, 1999. He is also currently the director and a shareholder in Milling Systems & Concepts
            Sdn Bhd, MSC Power (S) Pte Ltd,  MSC
            Ventures and Global E-Trade Group Limited
            (in which he is the sole shareholder), which are involved in seeking new business ventures and performing venture capital funding activities. Prior to 1998, he served as the personal assistant to the Consul General of Vanuatu for Kuala Lumpur,
            Malaysia, in charge of consular activities in the South East Asia region. Mr. Mok has experience in the general management and business development for a number of companies in Malaysia.

                         DR LEE KENG HO serves as a
            director and Vice President - Software for the Company. Dr. Lee has served as a director of Milling Systems since December
            1999. Dr. Lee is presently the managing partner of his own consultancy firm, which has performed various consultancy projects in Asia, Africa and India. Prior to 1993, he served on the Board of Directors in the various companies of Magnum Corporation
            Berhad ("Magnum"), a company listed on the Main Board of the Kuala Lumpur Stock
            Exchange, Malaysia. He joined Magnum in 1987 as its Computer Systems Manager. Prior to that, Dr. Lee was involved in information technology activities in various capacities for government institutions and private organizations. Dr. Lee holds a Bachelor of Science (Honors) in Mathematics from
            University Malaya and obtained his Doctor of Philosophy in Computer Science from
            University of Glasgow, Scotland.

                         CHAN TOW BOON serves as a
            director, Secretary and Vice President -
            Legal. Mr. Chan has served as a director of Milling Systems since December, 1999. He is presently the Managing Director of a number of private limited companies incorporated in Malaysia, which are involved in property investment, insurance and gaming agency businesses. Mr. Chan holds a law degree from University of Woolverhampton in United
            Kingdom.

                         MS. LEE SUI KUM has been
            appointed to serve as Chief Financial
            Officer for the Company. Ms. Lee has more than 18 years of experience in the finance and accounting field. Ms. Lee is presently the Corporate Planning and Finance Director of JSD Construction Pte Ltd, a company involved in construction activities in
            Singapore and she is also a partner in NPB
            Consultants which provides independent
            consultancy advisory services to small and medium sized companies. From 1983 to 1998, she was the Group Finance and Administration
            Director of Pacific Vinitex Pte Ltd where she was in charge of finance, administration, human resource, and strategic planning of the Pacific Vinitex
            Group.  Ms. Lee holds a Bachelor of Science
            (Business Administration) from Oklahoma City
            University, Oklahoma, USA.

                         The Company has no audit,
            compensation or executive committees. There is a key man life insurance policy on Mok
            Siong Cheak in the amount of US $1,000,000 payable to the Company as beneficiary. No other policies of this nature are in effect at this time with respect to any other directors, officers or control persons.

            RELATED TRANSACTIONS

                         Milling Systems & Concepts Sdn.
            Bhd. was registered in Malaysia to set up a design and rapid prototyping center. Its directors are Dr. Lee Keng Ho, Mr. Chan Tow
            Boon and Mr. Wong Kum Wah.  Milling Systems
            & Concepts Sdn. Bhd. is a shareholder of the Company.

            EXECUTIVE COMPENSATION

                         No officer or employee of the
            Company earned in excess of $100,000 in the year ended December 31, 2000.

                                   RISK FACTORS

            THE COMPANY IS CURRENTLY OPERATING AT A LOSS

                         The Company currently operates
            at a loss. If losses continue, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. The
            Company's operations are subject to the
            risks and competition inherent in the
            establishment of a new business enterprise.
            There can be no assurance that future
            operations will be profitable. The Company may not achieve its business objectives and the failure to achieve such goals would have an adverse impact on it.

            THE COMPANY MAY NEED TO RAISE ADDITIONAL
            FUNDS IN THE FUTURE FOR ITS OPERATIONS AND
            IF IT IS UNABLE TO SECURE SUCH FINANCING
            THE COMPANY MAY NOT BE ABLE TO SUPPORT ITS
            OPERATIONS

                         Future events, including the
            problems, delays, expenses and difficulties frequently encountered by new companies, may lead to cost increases that could make the Company's funds insufficient to support its operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has the Company adopted a ratio of its equity to debt allowance. If the Company needs to obtain additional financing, such financing may not be available from any source, nor available on terms acceptable to the Company. Any future offering of securities may not be successful. If additional funds are raised through the issuance of equity securities, there may be a significant dilution in the value of the Company's outstanding common stock. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

            LIMITED OPERATING HISTORY ON WHICH TO MAKE
            AN INVESTMENT DECISION

                         The Company has a limited
            operating history upon which an investor may evaluate making an investment in the Company. Accordingly, in reviewing the actual operating results of the Company, an investor will only be able to examine the start-up operations of the Company's wholly-owned subsidiary in making an investment decision.

            THERE IS NO CURRENT TRADING MARKET FOR THE
            COMPANY'S SECURITIES

                         There is currently no
            established public trading market for the Company's securities. The Company can give no assurance that an active trading market in the Company's securities will develop or, if developed, that it will be sustained. The
            Company intends to apply for admission to quotation of its securities on the NASD OTC
            Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the Nasdaq SmallCap Market. If for any reason the Company's common stock is not listed on the NASD OTC Bulletin Board or a public trading market does not otherwise develop, shareholders may have difficulty selling their common stock should they desire to do so. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities.

            ENFORCEABILITY OF CERTAIN CIVIL LIABILITIES

                         The Company's officers and
            directors reside outside the United States.
            All of the assets of these persons are, and the Company anticipates that a substantial portion of the assets that may developed or acquired by the Company will be, located outside the United States. As a result, it may not be possible for investors to effect service of process within the United States upon such persons, or to enforce against the Company's assets or against such persons judgments obtained in United States courts predicated upon the liability provisions, and most particularly the civil liability provisions, of the United States securities laws or state corporation or other law.

            DEPENDENCE ON KEY PERSONNEL

                         The Company's success in
            achieving its growth objectives is dependant to a substantial extent upon the continuing efforts and abilities of certain key management personnel, including the efforts of Dr. Wee Yue Chew, Mok Siong Cheak and other management members. The Company does not have employment agreements with any of its executive officers. The loss of the services of any of the executive officers may have a material adverse effect on the Company's business, financial condition, results of operations and liquidity. The
            Company can give no assurance that it will be able to maintain and achieve its growth objectives should the Company lose any or all of these individuals' services.

            FAILURE TO ATTRACT OR RETAIN QUALIFIED
            PERSONNEL

                         A change in labor market
            conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly sophisticated research and development personnel, sales personnel, business administrators and corporate management. There is no assurance that it will be able to employ a sufficient number of such personnel in order to accomplish its growth objectives.

            THE COMPANY'S PRODUCTS ARE MANUFACTURED BY
            OUTSIDE VENDORS.

                         The Company's manufacturing
            operations are conducted by companies not affiliated with the Company. The Company has no direct control over the quality of work, suppliers, labor relations, or financial condition of these companies. In addition, two manufacturers are each located in Taiwan and Switzerland, and the Company may encounter problems arising from international currency exchange, laws, regulations, treaties or internal conditions in Taiwan and Switzerland.

            THE COMPANY IS DEPENDENT ON ITS SUPPLIERS

                         The Company is dependent on a
            steady supply of hardware components and stock materials. There are only a limited number of quality suppliers of these products, and there can be no assurance that suppliers will timely meet the Company's requirements. Furthermore, there can be no assurance that the Company' s suppliers will remain in the business of manufacturing these products, or maintain their relationship with the Company.

            THE COMPANY'S TECHNOLOGY MAY BECOME OBSOLETE

                         The Company is in the business
            of software development as one of its core business. New technology could be developed or a more preferable method of producing prototypes machines could be developed, which could lead to an erosion in the Company's market for its products.

            ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN
            GENERAL MARKET PATTERNS

                         A weak economic environment
            could adversely affect the Company sales efforts. Many factors beyond the Company's control may decrease overall demand for the Company's products including, among other things, decrease in the entry costs by other similarly situated companies, increase in the overall unemployment rate, additional government regulation or a downturn in engineering projects by civilian, governmental or military entities. There can be no assurance that the general market demand for the Company's products or services will remain the same or will not decrease in the future.

            ISSUANCE OF FUTURE SHARES MAY DILUTE
            INVESTORS SHARE VALUE

                         The Company is authorized to
            issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common or preferred stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on a trading market for the Company's common stock.

            ADDITIONAL SHARES ENTERING THE MARKET, IF
            ONE SHOULD DEVELOP, PURSUANT TO RULE 144
            WITHOUT ADDITIONAL CAPITAL CONTRIBUTION

                         The outstanding restricted
            shares of the Company will become eligible for sale in the public market pursuant to Rule 144 without additional capital contribution to the Company. The addition of such shares to the shares already available to the public market, if any, may reduce the then current market price of the Company's shares without any increase to the Company's capital which may result in a dilution in the value of the outstanding shares.

            THE APPLICATION OF THE "PENNY STOCK
            REGULATION" COULD ADVERSELY AFFECT THE
            MARKET PRICE OF THE COMPANY'S  COMMON STOCK

                         Upon commencement of trading in
            the Company's common stock, if such occurs
            (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.
            Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities and may have the effect of reducing the level of trading activity of the Company's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's common stock will reach or maintain such a level.

            FUTURE AUTHORIZATION OF THE COMPANY'S
            PREFERRED STOCK MAY HAVE AN ADVERSE EFFECT
            ON THE RIGHTS OF HOLDERS OF THE COMMON
            STOCK.

                         The Company may, without
            further action or vote by its shareholders, designate and issue additional shares of its preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the Company's common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make a possible takeover of the Company or the removal of its management more difficult and discharge hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

            THE COMPANY HAS NOT BEEN AUDITED BY
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                         Although the Company is
            required to file audited financial
            statements no later than 60 days from the due date of this report, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

            THE COMPANY MAY NOT BE ABLE TO PROTECT OR
            PERFECT ITS PATENTS, TRADE OR SERVICE MARKS

                         The Company cannot be certain
            that it will be able to prevent the
            misappropriation of any patents, trade or service marks it may possess. The Company intends to apply to the United States Patent
            Office for four patents. There can be no assurance that these patents will be granted, or that failure to be granted these patents will not have a material adverse effect on the Company's business.

            ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

                         Not applicable.


            ITEM 4.    CHANGES IN REGISTRANT'S  CERTIFYING ACCOUNTANT

                         Not applicable.


            ITEM 5.     OTHER EVENTS

                         Not applicable.

            ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

                     The sole officer and director of
            Eastward resigned effective upon completion of the Acquisition.

            ITEM 7.     FINANCIAL STATEMENTS

            SUMMARY OF UNAUDITED FINANCIAL INFORMATION

                         Milling Concepts, the operating
            subsidiary of the Company, incurred
            unaudited net losses of $508,794 for the year ended October, 2000, and $310,053 during the months ended September 30, 2000.
            As of September 30, 2000, it had current assets of $94,437 and current liabilities of $17,990. If losses continue, the Company may need to raise additional capital through the placement of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations. The figures given in this paragraph have not been audited.

            REQUIREMENT TO FILE AUDITED FINANCIAL
            STATEMENTS

                         No financial statements are
            filed herewith. The Registrant is required to file audited financial statements no later than 60 days after the date that this report must be filed and reference should be made to those financial statements when filed.

            ITEM 8.  CHANGE IN FISCAL YEAR


                    Not applicable.

            EXHIBITS

            2.0         Form of Agreement and Plan of Reorganization



                                    SIGNATURES


                         Pursuant to the requirements of
            the Securities Exchange Act of 1934, the
            Registrant has duly caused this Current
            Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MSC GROUP, INC.

                                      By /s/ Steven Mok
                                      President


            Date: January 16, 2001